EXHIBIT 10(b)

Consent of Swidler Berlin Shereff Friedman, LLP

We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 7 to the Registration Statement (File No. 811-09049).

/s/ Swidler Berlin Shereff Friedman, LLP Swidler Berlin Shereff Friedman, LLP

New York, New York
September 12, 2000